UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 22, 2013

PORTER BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 22, 2013, Maria L. Bouvette informed the Board of Directors that she was retiring, and resigned as a director, executive officer and employee of Porter Bancorp, Inc. and its banking subsidiary PBI Bank, Inc., effective at the close of business on July 31, 2013.

W. Glenn Hogan, Chairman of the Company’s Compensation Committee and Nominating and Corporate Governance Committee, is expected to be elected Chairman of the Board of Porter Bancorp. John T. Taylor, President and CEO of PBI Bank and President of Porter Bancorp, will also be named CEO of Porter Bancorp.  Both appointments are subject to regulatory approval.

A copy of the press release issued by Porter Bancorp, Inc. to announce Ms. Bouvette’s retirement is attached as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued July 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTER BANCORP, INC.

Date:	July 25, 2013	By:	/s/ John T. Taylor
John T. Taylor
President

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